Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
Subsequent to March 31, 2020, certain subsidiaries of the Company applied for and received loans from Key Bank, N.A. under the Paycheck Protection Program (“PPP”) which was established under the CARES Act. All funds borrowed under the PPP were returned on or before May 7, 2020.
As of May 26, 2020, the Company has temporarily suspended operations at 21 of its 116 hotels and dramatically reduced staffing and expenses at its hotels that remain operational.	Subsequent Events
On January 9, 2020, we refinanced our $43.8 million mortgage loan, secured by the Le Pavillon in New Orleans, Louisiana. In connection with the refinance we repaid $6.8 million on the existing loan. The new mortgage loan totals $37.0 million. The new mortgage loan is interest only and provides for an interest rate of LIBOR + 3.4%. The stated maturity is January 2023 with two one-year extension options, subject to the satisfaction of certain conditions. The mortgage loan is secured by the Le Pavillon.
On March 9, 2020, the Company completed the sale of the Crowne Plaza in Annapolis, Maryland for approximately $5.1 million. As of December 31, 2019, the carrying value of the building and FF&E was approximately $5.3 million at December 31, 2019. This hotel property is subject to a ground lease with a below-market component with a carrying value of $(3.2) million at December 31, 2019. The combined carrying value of the hotel property at December 31, 2019 was approximately $2.2 million.